SUPPLEMENT DATED DECEMBER 17, 2009

TO THE CLASS A, B, AND C SHARES PROSPECTUS

FOR PRINCIPAL FUNDS, INC.

DATED MARCH 1, 2009

(As Supplemented on March 20, 2009, April 8, 2009, April 9, 2009,

April 21, 2009, May 4, 2009, May 21, 2009, June 19, 2009,

July 30, 2009, August 25, 2009, September 18, 2009, October 16, 2009,

and November 12, 2009)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Class B Shares Change

Effective March 1, 2010, (the “Closing Date”), Class B shares of the Funds will no longer be available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule (based on purchase date), as described in the section of the Prospectus called “Choosing a Share Class – Class B Shares.”  Shareholders who own Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Class B Fund shares in accordance with the Funds’ current policies.  Effective on and after the Closing Date, Class B shareholders who have an automated investment plan in Class B shares (such as Automatic Investment Plan (“AIP”) or automatic exchange election), will have such recurring investments automatically redirected into Class A shares of the same Fund with the applicable Class A sales charge (load). All other features of Class B shares, including Rule 12b-1 distribution and/or service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect.  We may modify these policies in the future.

Change in Previously Announced Fund Action

In a previous supplement, we announced that the Board of Directors approved the proposals listed below and that we would mail to record date shareholders a Proxy Statement containing additional information about the proposals.  These proposals will not be pursued at this time.

▪         Acquisition of the LargeCap Blend Fund II by the Disciplined LargeCap Blend Fund

▪         Acquisition of the LargeCap Growth Fund II by the LargeCap Growth Fund

▪         Acquisition of the LargeCap Value Fund III by the LargeCap Value Fund

▪         Acquisition of the SmallCap Growth Fund II by the SmallCap Growth Fund

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Sub-Advisor:  Edge Asset Management, Inc.

Effective January 1, 2010, Charlie Averill, Jill Cuniff, and Todd Jablonski will become additional portfolio managers for the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Income Portfolios.  Their biographical information appears below.  They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Charlie Averill, CFA.  Mr. Averill will become a portfolio manager on January 1, 2010.  Presently, he is a senior quantitative analyst and has worked at Edge since 1990.  He earned a bachelors degree in economics from Reed College and a masters degree in economics from Princeton University.  Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

Jill Cuniff.  Ms. Cuniff, President of Edge, will also become a portfolio manager on January 1, 2010.  Prior to becoming the President of Edge, Ms. Cuniff was the President of Morley Financial.  Ms. Cuniff earned a bachelors degree in business finance from Montana State University.

Todd Jablonski, CFA.  Mr. Jablonski, portfolio manager, will join Edge on January 1, 2010.  Previously, he was an Executive Director and Portfolio manager at UBS.  Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management.  Mr. Jablonski earned a bachelors degree in economics from the University of Virginia and an MBA with an emphasis in Quantitative Finance from New York University’s Stern School of Business.  He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:  Emerald Advisers, Inc.

On or about November 9, 2009, Peter J. Niedland joined the Emerald Advisers, Inc. portfolio management team for the SmallCap Growth Fund II.  Mr. Niedland’s biographical information follows.

Peter J. Niedland, CFA.  Mr. Niedland, Portfolio Manager (Small Cap), joined Emerald Advisers, Inc. in 2009.  Previously, he worked at NS Investment Partners, LLC, a boutique small cap growth firm he co-founded in 2006.  Prior to that, he worked at Liberty Ridge Capital as a small cap research analyst and portfolio manager.  Mr. Niedland earned a B.S. in Business Administration from the University of Richmond.  He has earned the right to use the Chartered Financial Analyst designation.  Mr. Niedland is a member of the Financial Analysts of Philadelphia and the CFA Institute.

Sub-Advisor:  Van Kampen Asset Management

Effective December 8, 2009, Mark Paris no longer serves as a portfolio manager for the California Municipal Fund or the Tax-Exempt Bond Fund.  Remove references to Mr. Paris from the prospectus.

Effective December 8, 2009, Rob Wimmel became an additional portfolio manager for the California Municipal Fund and Tax-Exempt Bond Fund.  His biographical information follows.

Rob Wimmel.  Mr. Wimmel, Executive Director and Portfolio Manager, has worked in an investment management capacity for Van Kampen since 1996.  He is a portfolio manager on the Investment Grade Municipals/Global Fixed Income team.  Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

Minimum Account Balance

Replace the paragraph under this heading with the following:

Each Fund has a minimum required account balance of $1000.  The Fund reserves the right to redeem all shares in your account if the value of your account falls below $1000.  The Fund will mail the redemption proceeds to you.  An involuntary redemption of a small account will not be triggered by market conditions alone.  The Fund will notify you before involuntarily redeeming your account.  You will have 30 days to make an additional investment of an amount that brings your account up to the required minimum. The Funds reserve the right to increase the required minimum.